Receivables and Other Assets	6 Months Ended
Jun. 30, 2026
Trade and other receivables [abstract]
Receivables and Other Assets
Note 9 - Receivables and Other Assets

	June 30,	December 31.
	2026	2025

Receivables related to collaboration agreements	$969	$907
Trade receivables related to product sales	125	96
Prepayments	81	65
Interest receivables	3	4
Interest rate swaps	10	—
Other receivables and assets	48	62
Total	$1,236	$1,134

Receivables and other assets - non-current	$24	$22
Receivables and other assets - current	1,212	1,112
Total	$1,236	$1,134

The $102 million increase in receivables and other assets was primarily due to higher DARZALEX and Kesimpta royalties achieved under our collaborations with J&J and Novartis, driven by higher net sales in the second quarter of 2026 as compared to the fourth quarter of 2025, as well as higher trade receivables resulting from increased EPKINLY sales during the same period. Receivables related to DARZALEX and Kesimpta were $886 million at June 30, 2026 compared to $822 million at December 31, 2025, an increase of $64 million or 8%.

Refer to Note 3.6 in the Annual Report for further details regarding Receivables and other assets.